DocuSign Envelope ID: 41D86A3B-4025-46AA-A27A-56281AA8D549 ADVISORY AGREEMENT T��� ADVISORY AGREEMENT (���� �Agreement�) �� e��e�ed ���� be��ee� Pa� P�e�� (�Advisor�), a�d E�e��b���e, I�c., a De�a�a�e c�����a���� (�Eventbrite�), (c���ec���e�� �e�e��ed �� a� ��e �Parties�) a�d �� da�ed a� �� ��e �a�e� �� the dates set forth beneath the signatures below. WITNESSETH: WHEREAS, Advisor hereby agrees to provide to Eventbrite, an events technology platform, services related to ensuring the stability of the Eventbrite platform and a seamless transition of management of the engineering team to the CEO, as described in Appendix A (��e �Services�), a�d �� �e���� ��� ��e Se���ce�, E�e��b���e ���� �a� Ad����� a� ��e �e����a�ed �a�e �e� ����� �� Appendix A; NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Relationship of the Parties; Independent Contractor. A. Eventbrite desires to enter into this Agreement with Advisor for the performance of Services. Both Advisor and Eventbrite fully and freely intend to create an independent contractor relationship under this Agreement. Advisor is not an employee, agent, partner or joint venture of Eventbrite and shall not bind nor attempt to bind Eventbrite to any contract. Advisor does not have the right to employ or contract with any person on behalf of Eventbrite. From time to time upon request of Eventbrite, Advisor will provide evidence of self-employment, tax registration and certification of foreign status for US tax purposes as Eventbrite may request and such delivery shall be a condition precedent to the payment of fees hereunder. B. Advisor is not eligible to participate in any of E�e��b���e�� e�����ee be�e��� ��a��, �����e be�e��� �����a��, ����� �����a�ce a��a��e�e��� �� �����a� �����a��. E�e��b���e ��a�� ��� �����de ����e��� c���e��a����, d��ab����� �����a�ce, S�c�a� Security or unemployment compensation coverage, or any other s�a������ be�e��� �� Ad�����. I� �� �����e� e���e���� ��de�����d ��a� Ad������� compensation under this Agreement shall consist, in its entirety, of fees outlined in Appendix A. C. Advisor has the sole right to control the manner, method, mode, and means of performing Services under this Agreement and is free to ignore any and all suggestions that Eventbrite may offer to Advisor. Advisor has the right to determine all equipment and supplies needed to perform the Services and Advisor shall bear all expenses associated with the purchase, operation and maintenance of equipment and supplies that Advisor deems necessary. D. Advisor will not be required to attend any meetings or group meetings of any kind, will not be subject to rules applicable only to Eventbrite employees, and will not be required to submit any time reports. 2. Representations and Warranties. A. Advisor represents and warrants to Eventbrite that Advisor shall comply at Advis���� e��e��e ���� a�� a����cab�e ���������� �� ����e��� c���e��a���� �a��, ��e������e�� c���e��a���� �a��, �a����a� �����a�ce a�d ��c�a� �ec����� �a��, ���e��n, US federal, state and local income tax laws, and all other applicable laws, regulations and codes in performing Services under this Agreement. Advisor will be solely responsible to pay any and all state and/or federal income, social security and unemployment taxes ��� Ad����� a�d Ad������� e�����ee�. B. Advisor further represents and warrants to Eventbrite that the Services by Advisor will not intentionally violate or infringe any copyright, patent, trade secret or other legal obligation or right, and that use of the Services by Eventbrite will not require a license and/or payment of any additional fee and Advisor has obtained all licenses, permits and other authorizations required to perform the Services. Advisor shall make a best effort to ensure that such licenses, permits and/or other authorizations remain in force during the Term of the Agreement. C. Advisor will indemnify and hold harmless Eventbrite from and against all claims, damages, losses, liabilities, �e���e�e���, a�����e��� �ee�, c���� a�d e��e��e� a������ ��� �� �� �� c���ec���� ���� Ad������� b�eac� �� ���� A��ee�e�� �� any other 1

DocuSign Envelope ID: 41D86A3B-4025-46AA-A27A-56281AA8D549 ac���� �� ��ac���� b� �� �� be�a�� �� Ad����� �� Ad������� e�����ee�, ��bAd������, a�e���, �� �e��e�e��a���e�, e�ce�� �� ��e extent ca��ed b� E�e��b���e�� �e����e�ce �� ������� ���c��d�c�. 3. Assignment. A. Although this Agreement is executed solely with Advisor, it is not a personal services contract. Advisor, without prior notice or approval of Eventbrite, may employ or contract with any other person to assist in the performance of this Agreement. Advisor shall be solely responsible for the performance of this Agreement and for all legal obligations, liabilities, and expenses arising therefrom. Any subAdvisor shall be under the exclusive control of Advisor and Advisor shall be responsible for each subAdvisor, or for any act or omission of any subAdviso�. Ad����� ���� e����e ��a� Ad������� ��bAd������, e�����ee� a�d ���e�� ������ed �� ��e Se���ce�, �� a��, a�e b���d �� ������� �� ��e ���e�����, a�d �� a�� �� Ad������� �b���a����� ��de� ���� A��ee�e��. B. Notwithstanding the foregoing, this Agreement �� ��� a�����ab�e b� Ad�����. C������e�� ���� Ad������� ����� �� ���e e�����ee� a�d c����ac� ���� ��bAd������ ��e� Ad����� dee�� �� �ece��a��, Ad����� a��ee� ��a� Ad������� a��e����� �� ���������g Ad������� c����ac��a� �b���a����� �a� a ��b��a���a� ��d�cement to Eventbrite to sign this Agreement; therefore, Advisor agrees to devote ��c� ���e a� Ad����� dee�� �ece��a�� �� ������� Ad������� �b���a����� ��de� ���� A��ee�e��. E�e��b���e �a� ����� a����� a�d �ransfer this Agreement in whole or part. This Agreement shall inure to the benefit of the successors and assigns of Eventbrite, and is binding ���� Ad������� �e���, e�ec����� a�d �e�a� �e��e�e��a���e�. 4. Fee. A. In exchange for the Services, Eventbrite will compensate Advisor at the negotiated rate stated in Appendix A. B. If Advisor believes any payment of fees is not accurate, Advisor agrees to notify Eventbrite in writing within fourteen (14) days of the payment provided Advisor. Failure to timely notify Eventbrite in writing waives any claim that the amount paid was inaccurate. Eventbrite agrees to remedy the error within fourteen (14) days following receipt of written notification of a claimed error, or will notify Advisor within that time that it disputes the claim of error. 5. Risk of Loss. Ad����� bea�� ��e ���� �� ���� ��c���ed a� a �e���� �� Ad������� �b���a����� ��de� ���� A��ee�e��, ��c��d���, b�� not limited to, indemnification obligations, damages for breach of this Agreement, and obligations and liabilities incurred to Eventbrite, subAdvisors and third parties. Eventbrite makes no guarantee that Advisor will make a profit as a result of performing its obligations ��de� ���� A��ee�e��. W�e��e� Ad����� ��c��� a ���� �� �a�e� a ������ ���� be de�e����ed b� Ad������� b����e�� ��d��e�� �n managing the manner, method, mode, and means of operations chosen by Advisor. 6. Confidential Information. A. Definition. �Confidential Information� �ea�� a�� ������a���� a����cab�e �� �e�e�a�� �� ��e b����e�� �� E�e��b���e or applicable or relevant to the business of any third party, which may be made known to Advisor by Eventbrite or by any third party or learned by Advisor in the context of the relationship between the Parties, whether prior to or following the execution of this Agreement. By way of illustration, but not limitation, Confidential Information includes any and all Eventbrite Inventions (as defined below), technical and non-technical information including patent, copyright, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of Eventbrite, and includes, without limitation, information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, business forecasts, sales and merchandising, marketing plans and information, and information regarding other Advisors. B. Duties Regarding Non-Disclosure. Advisor warrants and agrees that all times during and following the term of this Agreement, he will keep all Confidential Information in strict confidence and not disclose such Confidential Information to any third party and shall use his best efforts to protect such Confidential Information (including, without limitation, all precautions Advisor e������ ���� �e��ec� �� Ad������� ��� c����de���a� �a�e��a��). Ad����� ��a�� ��e C����de���a� I�����a���� �� a �e�a� a�d ����er manner consistent with the terms of this Agreement and only as may be nece��a�� �� ��e ��d��a�� c����e �� �e�������� Ad������� d���e� ��de� ���� A��ee�e��. Ad������� ���e��a� d��c�����e �� C����de���a� I�����a���� ��a�� be ���� �� ����e e�����ee�, Ad������ �� a�e��s having a need to know such information in connection with this Agreement and only insofar as such persons are bound by a nondisclosure agreement consistent with this Agreement. Advisor shall promptly notify Eventbrite of any unauthorized disclosure or use of Confidential Information by any person and/or entity. This Agreement imposes no obligation upon Advisor with respect to Confidential Information that Advisor can establish by legally sufficient evidence that such information is or becomes generally known to the public without violation of this Agreement or without a violation of an obligation of confidentiality owed to Eventbrite or a third party. In addition, Advisor may disclose Confidential Information that is specifically required by law or court order to be disclosed, provided that Advisor shall have given Eventbrite reasonable notice and opportunity to object prior to such disclosure. 2

DocuSign Envelope ID: 41D86A3B-4025-46AA-A27A-56281AA8D549 C. Ownership Interest in Confidential Information. A�� C����de���a� I�����a���� �� �����ded �a�-��� a�d E�e��b���e makes no representation or warranty of any kind express or implied, with respect to the suitability, accuracy or non-infringement of third party rights. Eventbrite shall at all times retain sole and exclusive title to, ownership of, and all right in and control over the use of all Confidential Information. Nothing in this Agreement is intended to grant any rights or license to Advisor under any intellectual property rights of Eventbrite, nor shall this Agreement grant Advisor any rights in or to any Confidential Information, except the limited right to use such information in accordance with this Agreement. Upon termination of this Agreement or at the request of Eventbrite ���� ���e �� ���e be���e �e����a����, Ad����� ���� de���e� �� E�e��b���e a�� �����e� a�d �a���b�e �a�e��a� �� Ad������� ����ession incorporating a�� C����de���a� I�����a���� �� ���e����e �e�a���� �� E�e��b���e�� b����e��. D. Non-Solicit. As additional protection for the Confidential Information, during the term of this Agreement and for a period of one (1) year thereafter, Advisor will not, directly or indirectly, solicit, encourage, or cause others to solicit or encourage any employees, Advisors or customers of Eventbrite to terminate or otherwise materially change their relationship with Eventbrite. 7. Inventions. �Inventions� �ea�� a�� a�d all new or useful art, discovery, improvement, technical development, or invention whether or not patentable, know-how, designs, works of authorship, maskworks, trademarks, formulae, processes, manufacturing techniques, trade secrets, ideas, artwork, software or other copyrightable or patentable works. To the extent allowed by applicable law, ��� ��e ������e� �� ���� A��ee�e��, ��e �e�� �Inventions� (a�d ��e a������e��� a�d ��ce��e� ��de� ���� Sec���� 7) ��a�� ��c��de (a�d Advisor hereby expressly waives) all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as �� �e�e��ed �� a� ����a� ������,� �a������� ������,� �d���� ���a�,� �� ��e ���e (c���ec���e�� �Moral Rights�). T� ��e e��e�� Ad����� �e�a��� any such Moral Rights under applicable law, Advisor hereby ratifies and consents to any action that may be taken with respect to such Moral Rights by or authorized by Eventbrite and agrees not to assert any Moral Rights with respect thereto. Advisor will confirm any such ratifications, consents and agreements from time to time as requested by Eventbrite. A. Disclosure of Prior Inventions. Advisor has identified on Appendix B attached hereto all Inventions relating in any �a� �� E�e��b���e�� b����e�� �� ������ed b����e�� ���c� �e�e �ade b� Ad����� ����� �� �����d��� Se���ce� �� E�e��b���e (�Prior Inventions�). Ad����� �e��e�e��� ��a� ��c� ���� �� c����e�e a�d ��a� Ad����� �a� �� ������ �� a�� ��c� I��e������ ���e� ��a� ����e P��or Inventions specified in Appendix B. If no Prior Inventions are listed on Appendix B, Advisor thereby represents that there are no such Prior Inventions at the time of signing this Agreement. B. Ownership of Eventbrite Inventions. Advisor hereby agrees to promptly to disclose and describe to Eventbrite and agrees that Eventbrite shall own the entire right, title, and interest (including patent rights, copyrights, trade secret rights, maskwork rights, sui generis database rights and all other intellectual property rights of any sort throughout the world) in and to, all Inventions and any associated intellectual property rights which Advisor may solely or jointly conceive, develop or reduce to practice during the period �� Ad������� Se���ce� ���� E�e��b���e, ��e��e� ����� �� �� ��������� ��e execution of this Agreement, that relate to the subject matter of or arise out of or in connection with the Services or any Confidential Information, including, without limitation, any creative assets to be delivered pursuant to Appendix A (�Eventbrite Inventions�). A�� E�e��b���e I��e������ a�e ����� �ade ��� ���e ��� E�e��b���e �� the extent allowed by law, and, if at any time for any reason any Eventbrite Invention is deemed not to be a work made for hire, Advisor hereby irrevocably transfers and assigns, and agrees to transfer and assign, to Eventbrite or its designee, all right, title and interest therein, including all copyrights and all renewals and extensions thereto. Without limiting the generality of the foregoing, Eventbrite will have exclusive worldwide royalty free rights to modify, adapt, and prepare derivative works based upon the Eventbrite Inventions and to use, reproduce, distribute, publicly perform, and display the Eventbrite Inventions in any manner and in any and all media now or hereafter known. Advisor will cooperate with Eventbrite and will execute and cause to be executed any assignments, instruments, a�d d�c��e��� �ea���ab�� �e��e��ed b� E�e��b���e �� e��de�ce E�e��b���e�� ���e�e�� �� ������ �e�e��de�. C. Assignment and License of Prior Inventions. Advisor agrees to grant Eventbrite or its designees a royalty free, perpetual, irrevocable, transferable, sublicensable (with rights to sublicense through multiple tiers of distribution), worldwide license to practice all applicable patent, copyright and other intellectual property rights relating to any Prior Inventions which Advisor incorporates, or permits to be incorporated, in any Eventbrite Inventions, products or services, or which is necessary for the use, reproduction, distribution or other exploitation of any Eventbrite Inventions. Notwithstanding the foregoing, Advisor agrees that Advisor will not incorporate, or permit to be incorporated, such Prior Inventions in any Eventbrite Inventions, products or services without Eve��b���e�� prior written consent. D. Cooperation in Perfecting Rights to Inventions. Advisor will perform, during and after the term of this Agreement, all acts deemed necessary or desirable by Eventbrite to permit and assist it, at its expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Inventions hereby assigned or licensed to Eventbrite. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in the registration and enforcement of applicable patents, c���������, �a������� �� ���e� �e�a� ���ceed����. I� ��e e�e�� ��a� E�e��b���e �� ��ab�e ��� a�� �ea��� �� �ec��e Ad������� �ignature to any document required to apply for or execute any patent, copyright, mask work or other applications with respect to any Inventions (including improvements, renewals, extensions, continuations, divisions or continuations in part thereof), Advisor hereby irrevocably designates and appoints Eventbrite and its duly authori�ed ����ce�� a�d a�e��� a� Ad������� a�e��� a�d a�����e��-in-fact to act for and �� Ad������� be�a�� a�d ����ead �� Ad�����, �� e�ec��e a�d ���e a�� ��c� a����ca���� a�d �� d� a�� ���e� �a������ �e�����ed acts to further 3

DocuSign Envelope ID: 41D86A3B-4025-46AA-A27A-56281AA8D549 the prosecution and issuance of patents, copyrights, maskworks or other rights with the same legal force and effect as if executed by Advisor. If any other person is in any way involved in any Services, Advisor will obtain the foregoing ratifications, agreements, licenses, assignments, conse��� a�d a�������a����� ���� eac� ��c� �e���� ��� E�e��b���e�� e�c�����e be�e���. 8. Expectation of Privacy. Ad����� �ec�����e� a�d a��ee� ��a� Ad����� �a� �� e��ec�a���� �� ����ac� ���� �e��ec� �� E�e��b���e�� telecommunications, networking or information processing systems (including, without limitation, stored computer files, email �e��a�e� a�d ���ce �e��a�e�) a�d ��a� Ad������� ac������, a�d a�� ���e� �� �e��a�e�, �� �� ����� a�� �� ����e ����e�� �a� be monitored at any time without notice. 9. Notices. Any notice required or permitted under this Agreement shall be deemed to have been effectively made or given if in writing and sent by confirmed email. 10. Injunctive Relief. A breach by Advisor of any of the promises or agreements contained in Section 7 or Section 8 will result in irreparable and continuing damage to Eventbrite for which there will be no adequate remedy at law, and Eventbrite shall be entitled to seek injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate) from any court of competent jurisdiction and without any requirement to post a bond. 11. Complete Agreement. This Agreement contains the entire agreement and understanding of the Parties and fully supersedes all prior and contemporaneous agreements, correspondence, discussions and understandings between the Parties hereto pertaining to the subject matter hereof. In case of conflict between Appendix A and the body of this Agreement, the body of this Agreement shall control. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. If a Party to this Agreement signs the signature page and faxes (or scans and emails) the signature page to the other Party, then such signature page shall be deemed an original signature page to this Agreement and shall constitute the execution and delivery of this Agreement by the sending Party. There have been no representations, inducements, promises or agreements of any kind that have been made by any Party, or by any person acting on behalf of any Party, which are not embodied within this Agreement. This Agreement may not be changed or altered except in writing duly executed by Eventbrite and the Advisor, or their duly authorized representatives. The waiver by either Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach. The headings in this Agreement are inserted for convenience of reference only and are not intended to define, limit or in any way describe the scope of this Agreement or the intent of any provisions hereof. The failure of either Party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights. No changes or modifications or waivers to this Agreement will be effective unless in writing and signed by both Parties. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. 12. Term and Termination. A. Advisor will provide the Services to Eventbrite for the time period stated in Appendix A. B. Either Party may terminate this Agreement at any time in its sole and absolute discretion, with or without Cause upon giving the other Party at least 7 da��� ����� �����e� ����ce. Sec����� 1-3 and 5-10 (inclusive) of this Agreement shall survive the termination hereof. C. Eventbrite may terminate this Agreement immediately for Cause by providing written notice to Advisor. As used in ���� A��ee�e��, �Cause� ��a�� �ea�: (a) Ad������� �a�e��a� ac� �� ���c��d�c�; (b) Ad������� c��������� �� a�� �e���� �� a misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or any conduct that would reasonably be expected to result in material injury or re���a����a� �a�� �� E�e��b���e �� ��e A��ee�e�� �a� ��� �e����a�ed; (c) Ad������� b�eac� �� Sec����� 6 �� 7 �� ���� A��ee�e��; �� (d) Ad������� �a����e �� c���e�a�e ���� a b��a ��de ���e��a� ���e����a���� �� a� ���e����a���� b� �e���a���� �� law enforcement authorities, after being instructed by Eventbrite to cooperate. D. In the event Eventbrite terminates this Agreement without Cause, as defined in Paragraph 12(C) above, within 60 days after such termination Eventbrite shall provide a lump sum payment to Advisor equal to $100,000 less the amount Eventbrite has paid Advisor to date under the Agreement. . E. In the event Eventbrite terminates this Agreement with Cause, as defined in Paragraph 12(C) above, or in the event Advisor terminates this Agreement, Eventbrite will have no further liability to Advisor, other than for obligations that accrued prior to such termination and obligations that survive the termination of this Agreement. F. In the event of any termination of this Agreement, by Eventbrite or Advisor, Eventbrite shall pay Advisor all amounts due through the date the Agreement terminates. 4

DocuSign Envelope ID: 41D86A3B-4025-46AA-A27A-56281AA8D549 IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date. EVENTBRITE, INC. By: Name: ���������������� Title: �������������������������������������� Date: ���������� Advisor By: Name: ������������� Date: ���������� B� Ad�i����� �igna���e ab��e, Ad�i��� ackn��ledge� �ha�, ��i�� �� �igning, he �� �he ha� �ead �hi� Ag�eemen� in i�� en�i�e�� and was afforded the opportunity to have it reviewed by legal counsel. Specifically, Advisor understands that this contractual relationship is an independent contractor relationship. Advisor also acknowledges that this Agreement is negotiable, including the Fees herein. If Advisor is a company, the signer warrants that he or she has the authority to sign on behalf of the company. 5

DocuSign Envelope ID: 41D86A3B-4025-46AA-A27A-56281AA8D549 Appendix A Term: February 15, 2020 through June 30, 2020 Time dedication: Average of 40 hours per week Fee: $6,442.30 per week. Fees to be paid in semi-monthly installments via ACH transfer, subject to the Termination provision of this Agreement. Equity Vest. Ad������� e������� e����� ��a��� ���� c������e �� �e�� �� acc��da�ce ���� ��e�� ������a� �e����� �chedule during the term of this Agreement. Vesting will cease at the conclusion of the term of this Agreement. Advisor will have three months after his service to Eventbrite under this Agreement ends to exercise any and all then-vested portion of the existing equity grants. Severance. A� ��e c��c������ �� ��e Te�� �e� ����� ab��e, �� acc��da�ce ���� Ad������� E�ec����e Se�e�a�ce a�d C�a��e �� C������ Agreement, and in accordance with and subject to Advisor signing and not revoking a Severance and Release Agreement, Eventbrite will pay Advisor a lump sum severance in an amount equal to $167,500 and six months of COBRA reimbursements. Services: Advisor will be primarily responsible for ensuring the stability of the Eventbrite platform and a seamless transition of management of the engineering team to the CEO. 6

DocuSign Envelope ID: 41D86A3B-4025-46AA-A27A-56281AA8D549 Appendix B Prior Inventions ���� ___________ Advisor Initials 7

DocuSign Envelope ID: 41D86A3B-4025-46AA-A27A-56281AA8D549 Appendix C ARBITRATION AGREEMENT This Arbitration Agreement covers important issues relating to your Strategic Advisory Agreement with Eventbrite and the settlement of any disputes that may arise from time to time between you and Eventbrite. You are free to seek assistance from independent advisors of your choice outside Eventbrite or to refrain from doing so, if that is your choice. 1. How This Agreement Applies T��� A�b���a���� A��ee�e�� (��e �A��ee�e���) a����e� �� a�� d�����e a������ ��� �� �� �e�a�ed �� ���� S��a�e��c Ad������ A��eement ���� E�e��b���e, I�c. (��e �S��a�e��c Ad������ A��ee�e���) �� ��e �� ��� a�����a�e�, ��cce����, ��b��d�a��e� �� �a�e�� c���a��e� (collectively, "Eventbrite") or termination of Services and survives after the Strategic Advisor Agreement terminates. Nothing contained in this Agreement shall be construed to prevent or excuse you (individually or in concert with others) or Eventbrite from utilizing the Pa���e�� e������� ���ced��e� ��� �e�������� �� c����a����, a�d ���� A��ee�e�� �� ��� ���e�ded �� be a ��b������e ��� ��c� ���cedures. Except as it otherwise provides, this Agreement is intended to apply to the resolution of disputes that otherwise would be resolved in a court of law or before a forum other than arbitration. This Agreement requires all such disputes to be resolved only by an arbitrator through final and binding arbitration and not by a court or jury trial. Such disputes include without limitation disputes arising out of or relating to interpretation or application of this Agreement, including without limitation as to the enforceability, conscionability, revocability, or validity of this Agreement or any portion of this Agreement other than the Class Action Waiver contained in paragraph 6 below and disputes arising out of or related to the independent contractor relationship, including without limitation claims for breach of contract, misclassification and failure to pay. This Agreement is governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq. and evidences a transaction involving commerce. 2. Limitations On How This Agreement Applies This Agreement does not apply to: (i) claims for workers compensation, state disability insurance and unemployment insurance benefits, (ii) disputes which may not be subject to pre-dispute arbitration agreements as provided in the Dodd-Frank Wall Street Reform and Consumer Protection Act, and (iii) claims for which applicable law permits access to an administrative agency notwithstanding the existence of this Agreement and which are then brought before such administrative agency, including without limitation claims or charges brought before the Equal Employment Opportunity Commission (www.eeoc.gov), the U.S. Department of Labor (www.dol.gov), the National Labor Relations Board (www.nlrb.gov), or the Office of Federal Contract Compliance Programs (www.dol.gov/esa/ofccp). Nothing in this Agreement shall be deemed to preclude or excuse a party from bringing an administrative claim before any agency in order to fulfill the party's obligation to exhaust administrative remedies before making a claim in arbitration. 3. Selecting The Arbitrator The neutral Arbitrator shall be selected by mutual agreement of you and Eventbrite. Unless you and Eventbrite mutually agree otherwise, the Arbitrator shall be an attorney licensed to practice in the location where the arbitration proceeding will be conducted or a retired federal or state judicial officer who presided in the jurisdiction where the arbitration will be conducted. If for any reason the parties cannot agree to an Arbitrator, either party may apply to AAA or a court of competent jurisdiction with authority over the location where the arbitration will be conducted for appointment of a neutral Arbitrator. The court or AAA shall then appoint an arbitrator, who shall act under this Agreement with the same force and effect as if the parties had selected the arbitrator by mutual agreement. The location of the arbitration proceeding shall be San Francisco, California, unless each party to the arbitration agrees in writing otherwise. 4. Starting The Arbitration All claims in arbitration are subject to the same statutes of limitation that would apply in court. The party bringing the claim must demand arbitration in writing and deliver the written demand by hand or first class mail to the other party within the applicable statute of limitations period. The demand for arbitration shall include identification of the parties, a statement of the legal and factual basis of the claim(s), and a specification of the remedy sought. Any demand for arbitration made to Eventbrite shall be provided �� E�e��b���e�� Le�a� De�a���e�� a� E�e��b���e�� ��e� c���e�� �e����e�ed add�e�� ��� ��e �e���ce �� ���ce�� �� Ca�������a. T�e a�b���a��� ��all resolve all disputes regarding the timeliness or propriety of the demand for arbitration. A party may apply to a court of competent jurisdiction for temporary or preliminary injunctive relief in connection with an arbitrable controversy, but only upon the ground that the award to which that party may be entitled may be rendered ineffectual without such provisional relief. 5. How Arbitration Proceedings Are Conducted 8

DocuSign Envelope ID: 41D86A3B-4025-46AA-A27A-56281AA8D549 In arbitration, the parties will have the right to conduct adequate civil discovery, bring dispositive motions, and present witnesses and evidence as needed to present their cases and defenses, and any disputes in this regard shall be resolved by the Arbitrator. A� a �a����� �e��e�� �� �� ��e A�b���a����� ��� �����a���e, ��e A�b���a��� �a� ��b��e�a ����e��e� �� d�c��e��� ��� d��c��e�� ������e� �� �or the arbitration hearing. Any arbitration will be co�d�c�ed be���e ��e A�e��ca� A�b���a���� A���c�a���� (�AAA�) ��de� ��e AAA�� ��e�- existing national rules for the resolution of employment disputes. 6. Class Action Waiver You and Eventbrite agree not to bring any dispute in arbitration on a class basis. Accordingly, there will be no right or authority for any dispute to be brought, heard or arbitrated as a class action ("Class Action Waiver"). The Class Action Waiver shall be severable from this Agreement in the event it is found unenforceable. Notwithstanding any other clause contained in this Agreement, any claim that all or part of the Class Action Waiver is invalid, unenforceable, unconscionable, revocable, void or voidable may be determined only by a court of competent jurisdiction and not by an arbitrator. The Class Action Waiver shall be severable in any case in which the dispute is filed as an individual action and severance is necessary to ensure the individual action proceeds in arbitration. 7. Paying For The Arbitration Each party will pay the fees for his, her or its own attorneys, subject to any remedies to which that party may later be entitled under applicable law. However, you will only pay so much of the arbitration filing fees as you would have paid had you filed a Complaint in a court of law and Eventbrite will pay all remaining administrative and/or hearing fees charged by the Arbitrator and/or AAA. 8. The Arbitration Hearing And Award The parties will arbitrate their dispute before the Arbitrator, who shall confer with the parties regarding the conduct of the hearing and resolve any disputes the parties may have in that regard. Within 30 days of the close of the arbitration hearing, any party will have the right to prepare, serve on the other party and file with the Arbitrator a brief. The Arbitrator may award any party any remedy to which that party is entitled under applicable law, but such remedies shall be limited to those that would be available to a party in his or her individual capacity in a court of law for the claims presented to and decided by the Arbitrator, and no remedies that otherwise would be available to an individual in a court of law will be forfeited by virtue of this Agreement. The Arbitrator shall apply applicable controlling law and will issue a decision or award in writing, stating the essential findings of fact and conclusions of law. In addition to any other �e��e�, ��e ��e�a����� �a��� �� a�� a�b���a���� ��a�� be e�����ed �� a� a�a�d �� ��� �� ��� c���� a�d �ea���ab�e a�����e��� �ees, with the amount of such costs and fees to be determined in accordance with applicable law. A court of competent jurisdiction shall have the authority to enter a judgment upon the award made pursuant to the arbitration. 9. Enforcement Of This Agreement This Agreement is the full and complete agreement relating to the formal resolution of disputes covered by this Agreement. Except as stated in paragraph 6, above, in the event any portion of this Agreement is deemed unenforceable, the remainder of this Agreement will be enforceable. If the Class Action Waiver is deemed to be unenforceable, you and Eventbrite agree that this Agreement is otherwise silent as to any party's ability to bring a class action in arbitration. I acknowledge that I have received, read, and understood this Dispute Resolution Agreement, including the Class Action Waiver contained herein. ������������� Advisor Name (Printed): Advisor Signature: Date: ���������� 9

DocuSign Envelope ID: 41D86A3B-4025-46AA-A27A-56281AA8D549 10

DocuSign Envelope ID: 2AE3480C-BB1E-458D-A2A6-18C71837CBDD Amendment #1 to Strategic Advisory Agreement This Amendment #1 to the Strategic Advisory Agreement dated as of February 6, 2020 (the “Agreement”), by and between Eventbrite, Inc. (“Eventbrite”) and Pat Poels (“Advisor”) (the “Amendment”), is effective as of the later date signed below (“Effective Date”). For purposes of this Amendment, each of Eventbrite and Advisor shall be referred to as a party and collectively as the parties. The Agreement is modified as follows, and in the case of any difference between the Agreement and this Amendment, this Amendment will control. Any capitalized terms set forth herein but not defined shall have the meanings given to them in the Agreement. 1. The “Fee” section Appendix A of the Agreement will be deleted in its entirety and replaced with the following: “$6,442.30 per week through April 15, 2020. Fees to be paid in semi-monthly installments via ACH transfer, subject to the Termination provision of this Agreement. Effective April 16, 2020, no further cash payments will be made to the Advisor.” 2. The “Equity Vest” section of Appendix A will be deleted in its entirety and replaced with the following: “Advisor’s existing equity grants will continue to vest in accordance with their original vesting schedule during the Term of the Agreement. Vesting will cease at the conclusion of the Term. The Company has granted the Advisor one or more options (collectively, the “Options”) to purchase shares of its common stock under the Company’s 2010 Stock Option Plan, as amended (the “2010 Plan”) and/or the 2018 Stock Option and Incentive Plan (the “2018 Plan”). The Options, to the extent vested as of the conclusion of the Term, have been amended to the extent necessary to provide that the vested portion thereof shall remain exercisable until the earlier of (i) December 31, 2021 and (ii) the final expiration date of such Option set forth in the stock option agreement governing the Option (provided that such Option will remain subject to earlier termination in connection with a corporate transaction or event in accordance with applicable stock option agreements and equity incentive plan). Each of the Options that is an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, has been deemed modified for the purposes of Section 424 of the Code. Therefore, to the extent any such Option has an exercise price that is less than the fair market value of the Company’s common stock as of the date of the Compensation Committee’s approval, such Option will no longer qualify as an incentive stock option and the Advisor will lose the potentially favorable tax treatment associated with such Options.” 3. The “Severance” Section of Appendix A will be deleted in its entirety and replaced with the following: 1

DocuSign Envelope ID: 2AE3480C-BB1E-458D-A2A6-18C71837CBDD “In accordance with the terms of and subject to Advisor signing and not revoking a Severance and Release Agreement, Eventbrite will pay Advisor a lump sum severance in an amount equal to $167,500. In addition, at the conclusion of the Term, in accordance with Advisor’s Executive Severance and Change in Control Agreement, Eventbrite will provide Advisor six months of COBRA reimbursements.” 4. Each party hereby represents and warrants to the other that (i) it has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated hereby; and (ii) the undersigned for each party has the full right, legal power and actual authority to bind such party to the terms and conditions hereof. 5. This Amendment may be executed in several counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. If a party signs the signature page and faxes (or scans and emails) the signature page to the other party, then such signature page shall be deemed an original signature page to this Amendment and shall constitute the execution and delivery of this Amendment by the sending party. Except as modified by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. Signature page follows 2

DocuSign Envelope ID: 2AE3480C-BB1E-458D-A2A6-18C71837CBDD IN WITNESS WHEREOF, each party has executed this Amendment as of the Effective Date. Patrick Poels Eventbrite, Inc. Signature: \s3\ Signature: \s1\ Name (Print): \n3Samantha\ Harnett Name (Print): \n1Pat\ Poels Title: \t3\Senior Vice President, General Counsel Date Signed: 2020-05-09 \d1\ Date Signed: \d32020-05-10\ 3